UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2015

AMERICAN RAILCAR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

North Dakota	000-51728	43-1481791
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Clark Street
St. Charles, Missouri	63301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 940-6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 23, 2015, American Railcar Industries, Inc. (“ARI” or the “Company”) and its wholly owned subsidiary, Longtrain Leasing III, LLC (the “Issuer”) entered into a note purchase agreement (the “Note Purchase Agreement”) with the Initial Purchasers named therein, pursuant to which the Issuer agreed to issue and sell to the Initial Purchasers $625,487,000 in aggregate principal amount of notes, consisting of $250,000,000 in aggregate principal amount of its 2.98% Fixed Rate Secured Railcar Equipment Notes, Class A-1 (the “Class A-1 Notes”) and $375,487,000 in aggregate principal amount of its 4.06% Fixed Rate Secured Railcar Equipment Notes, Class A-2 (the “Class A-2 Notes” and collectively with the Class A-1 Notes, the “Offered Notes”). The Offered Notes will be senior secured obligations solely of the Issuer. The Offered Notes will be secured by, among other things, 6,081 railcars and related railcar leases, receivables and other related assets. After payment of certain fees and expenses, the net proceeds from the offering will be used by the Issuer to purchase the subject railcars and related assets from ARI and to pay off in full prior lease fleet financing arrangements that secured a portion of the subject assets. The Note Purchase Agreement contains customary representations, warranties, covenants and closing conditions for a transaction of this type.

The issuance and sale of the Offered Notes are, subject to satisfaction of a variety of customary conditions precedent, anticipated to close on or about January 29, 2015. The Company and the Issuer can give no assurance that the transaction will close on that date or at all.

The Offered Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and outside the United States in accordance with Regulation S under the Securities Act. Unless so registered, the Offered Notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This report is neither an offer to sell nor a solicitation of an offer to buy these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

The above description of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements. Information set forth in this Current Report on Form 8-K contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Such forward-looking statements include, but are not limited to, statements about the anticipated closing of the issuance and sale of the Offered Notes pursuant to the Note Purchase Agreement, and the Company’s and Issuer’s plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Potential risks and uncertainties include, among other things: the Issuer’s inability to consummate the issuance and sale of the notes in a timely manner or at all; adverse economic and market conditions and restricted credit markets; risks related to ARI’s and the Issuer’s indebtedness and compliance with covenants contained in applicable financing arrangements; basing financial or other information on judgments or estimates based on future performance or events; the ongoing benefits and risks related to ARI’s relationship with Mr. Carl Icahn, ARI’s principal beneficial stockholder, through Icahn Enterprises L.P., and certain of his affiliates, including American Railcar Leasing LLC (“ARL”); ARI’s reliance on ARL to manage ARI’s lease fleet; prospects in light of the cyclical nature of ARI’s business; the health of and prospects for the overall railcar industry; the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; ARI’s reliance upon a small number of customers that represent a large percentage of revenues and backlog; the variable purchase patterns of ARI’s railcar customers and the timing of completion, customer acceptance and shipment of orders; the Company’s ability to manage overhead and variations in production rates; the Company’s ability to recruit, retain and train adequate numbers of qualified personnel; fluctuating costs of raw materials, including steel, and railcar components and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials that ARI uses in railcar manufacturing; the sufficiency of ARI’s liquidity and capital resources; the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; the impact, costs and expenses of any litigation ARI may be subject to now or in the future; the risks associated with the Company’s on-going compliance with environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the conversion of ARI’s railcar backlog into revenues; the risks associated with the Company’s current joint ventures; the risks, impact and anticipated benefits associated with potential joint ventures, acquisitions or new business endeavors; the implementation, integration with other systems or ongoing management of the Company’s new enterprise resource planning system; and the additional risk factors described in ARI’s filings with the Securities and Exchange Commission. The annual reports on Form 10-K, the quarterly reports on Form 10-Q, current reports on Form 8-K and other documents ARI has filed with the SEC contain additional factors that could impact ARI’s and the Issuer’s business and financial performance. ARI and Issuer expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the parties’ expectation or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

Exhibit 10.1	Note Purchase Agreement, dated January 23, 2015, between American Railcar Industries, Inc., Longtrain Leasing III, LLC and the Initial Purchasers named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2015	American Railcar Industries, Inc.

	By:	/s/ Umesh Choksi
	Name:	Umesh Choksi
	Title:	Senior Vice President, Chief Financial Officer and Treasurer